                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   APRIL 15, 1996
                                                    --------------

                         SURVIVAL TECHNOLOGY, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-5958                  52-0898764
- --------------------------         ------------         -------------------
  (STATE OR OTHER JURIS-           (COMMISSION             (IRS EMPLOYER
 DICTION OF INCORPORATION)         FILE NUMBER)         IDENTIFICATION NO.)


2275 RESEARCH BLVD., ROCKVILLE, MARYLAND                      20850
- ----------------------------------------               ------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 926-1800
                                                     -------------


- --------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




                               (END OF COVER PAGE)

                            SURVIVAL TECHNOLOGY, INC.
                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On April 16, 1996, Survival Technology, Inc. ("STI" or the "Registrant") announced that a 61% block of its common shares was purchased the previous day from the estate of its late founder, Dr. Stanley J. Sarnoff, by a privately-held medical device company, Brunswick Biomedical Corporation ("Brunswick"). Brunswick plans to merge its administrative functions into STI, which will continue to operate as in the past, and later seek to combine the two companies into a single entity.

     Upon closing of the stock purchase, Robert G. Foster, David L. Lougee and Andrew Grinstead, III joined James H. Miller, President and CEO of both Brunswick and STI, and Bruce M. Dresner, Vice President for Investments of Columbia University, as the ongoing directors of STI. Other existing directors, Robert Herzstein, Donald M. Spero and Paul H. Way, have resigned concurrent with the closing of the transaction. Mr. Foster is President and Chief Executive Officer of Commonwealth Bioventures, Inc., a venture capital company based in Portland, Maine. Mr. Lougee is Managing Partner of the Worcester, Massachusetts law firm of Mirick, O'Connell, DeMallie & Lougee. Mr. Grinstead is Chairman, President and Chief Executive Officer of Hybridon, Incorporated, a biopharmaceutical company based in Worcester, Massachusetts. Messrs. Foster and Miller both serve as directors of Brunswick. Mr. Miller is expected to serve as Chairman of STI's Board.

     As previously reported, Brunswick agreed to various measures designed to protect the interests of STI minority shareholders in connection with STI Board approval of the transaction between the Sarnoff estate and Brunswick. As part of those measures, Messrs. Dresner and Grinstead are expected to serve on a special STI Board committee that will evaluate potential transactions between Brunswick and STI, including any potential combination of the companies. Any combination will be subject to execution of a definitive merger agreement and receipt of requisite shareholder approvals following distribution of proxy and offering materials.

The Registrant expects that the Estate will amend its Schedule 13D on file with the Commission while Brunswick filed its Schedule 13D on April 25, 1996. Items 3, 4 and 5 of Brunswick's Schedule 13D have been included in this 8-K filing under Exhibit 2 and are incorporated herein by reference. These items contain all necessary disclosures related to the terms of the stock purchase transaction including the source and amount of funds or other consideration, the purpose of the transaction, interest in securities of the issuer (STI) and the terms and conditions of the applicable bank loan involved.


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                                        3

                            SURVIVAL TECHNOLOGY, INC.
                                    FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit No.              Description of Exhibit
- -----------              ----------------------

  (2)          Items 3, 4 and 5 of Brunswick Biomedical
               Corporation  Schedule 13D dated
               April 25, 1996.  Filed herewith.

                            SURVIVAL TECHNOLOGY, INC.
                                    FORM 8-K

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SURVIVAL TECHNOLOGY, INC.
                               -------------------------
                                      (Registrant)



April 30, 1996                 By:  /S/Jeffrey W. Church
- --------------                      -------------------------
    Date                            Jeffrey W. Church
                                    Sr. Vice President-Finance
                                    and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)

                            SURVIVAL TECHNOLOGY, INC
                                    FORM 8-K
                                  EXHIBIT INDEX


Exhibit No.          Description of Exhibit              Page No.
- -----------          ----------------------              --------

  (2)          Items 3, 4 and 5 of Brunswick Biomedical      6
               Corporation Schedule 13D dated
               April 25, 1996.  Filed herewith.

                                                                 Exhibit No. 2
                                                                 -------------

                        BRUNSWICK BIOMEDICAL CORPORATION
                                  SCHEDULE 13-D
                                ITEMS 3, 4 AND 5


ITEM 3.   SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     As further described in Item 4, on April 15, 1996, Brunswick purchased 1,888,126 shares of the Issuer's Common Stock (the "Shares") from Robert Herzstein, Personal Representative of the Estate of Dr. Stanley J. Sarnoff (the "Seller"), at a purchase price of $11.00 per share or an aggregate purchase price of $20,769,386. The purchase price was paid in the form of (i) $16,069,386 in cash from Brunswick's working capital and (ii) the delivery of a Subordinated Promissory Note of Brunswick in the principal amount of $4,700,000 (as more fully described below), together with warrants to purchase 50,000 shares of common stock of Brunswick, exercisable at a price of $27.55 per share, subject to adjustment. Copies of the Stock Purchase Agreement with the Seller, and of the Warrant, are included in Exhibit 4 attached hereto.

     The cash portion of the purchase price was derived from (i) a portion of the proceeds of a senior bridge loan in the amount of $11,000,000 from Internationale Nederlanden (U.S.) Capital Corporation (the "Senior Lender");
(ii) the proceeds of a subordinated loan in the amount of $1,000,000 from EM Industries, Inc., an investor in Brunswick and a customer and licensee of the Issuer, and (iii) the balance from the $5,749,960 of proceeds received upon the sale of 208,710 shares of Brunswick's Series F 10% Convertible Preferred Stock at a price of $27.55 per share.

     The $11,000,000 bridge loan, the terms of which are governed by a credit agreement between Brunswick and the Senior Lender, as agent for itself and for lenders who may subsequently become parties to the credit agreement (the "Credit Agreement"), provides for interest at a variable rate. The bridge loan matures on October 15, 1996, unless extended until January 15, 1997. Of the loan proceeds, $1,000,000 is held in a collateral account. Upon the consummation of the merger described in Item 4 and satisfaction of certain conditions, the Senior Lender or Lenders have agreed to convert the bridge loan into a $10,000,000 term loan and to make available a $5,000,000 revolving credit loan, each of which shall be obligations of the merged entity, shall bear interest at a variable rate and shall mature on the fifth anniversary of the merger consummation date. Quarterly principal payments of the term loan will be required in scheduled amounts ranging from $500,000 to $750,000. In addition, mandatory prepayments of 75% of excess cash flow will be required on an annual basis. The bridge loan is secured by substantially all the assets of Brunswick, including a pledge of the Shares pursuant to a stock pledge agreement (the "Senior Stock Pledge Agreement"). The term loan and revolving credit loans will be secured by substantially all of the assets of the merged entity. Copies of the Credit Agreement, the Bridge Note and the Senior Stock Pledge Agreement are included in
Exhibit 3 hereto.

     In connection with the bridge loan, Brunswick has issued two series of warrants to the Senior Lender to purchase shares of its Class A Common Stock, one of which is exercisable for 33,370 shares at an initial price of $.01 per share and the other of which is exercisable for 36,298 shares at an initial price of $27.55 per share, both subject to adjustment (the "Warrants"). The Class A Common Stock is a non-voting class of common stock, which otherwise entitles its holders to the same rights and privileges as the holders of Brunswick's Common Stock and which, subject to certain restrictions, is convertible into shares of Brunswick's Common Stock on a one for one basis. Under the terms of the Warrants, upon consummation of the merger of Brunswick with or into the Issuer, the warrants will be exchanged for warrants exercisable for a class of non-voting common stock of the Issuer, which will otherwise entitle its holders to the same rights and privileges as the holders of the Issuer's Common Stock, and which, subject to certain restrictions, will be convertible into shares of the Issuer's Common Stock on a one for one basis.
The holders of the Warrants are entitled to certain registration rights for the shares issued upon conversion of the Warrants, as set forth in a Registration Rights Agreement between Brunswick and the Senior Lender. Copies of the Warrants and related Warrant Purchase Agreement, and of the Registration Rights Agreement are included in Exhibit 3 hereto.

     The $1,000,000 subordinated loan from EM Industries, Inc. matures on the earlier of December 31, 2001 or the fifth anniversary of any merger of Brunswick as a result of which Brunswick shareholders receive capital stock or securities convertible into capital stock registered under the Securities Exchange Act of 1934. The loan is unsecured, and interest accrues on such loan at the rate of 12% per annum through the second anniversary of the closing date and 13% per annum thereafter. Through April 30, 1998, accrued interest is to be added to principal and accrues interest. Thereafter, accrued interest is payable monthly in arrears. Principal on the loan is payable in seven consecutive quarterly installments of $125,000 beginning on April 30, 1999 and one final payment of the balance on the maturity date. This loan is subordinated to the loan payable to the Senior Lender and the Subordinated Promissory Note payable to the Seller. Copies of the Note Purchase Agreement and Subordinated Promissory Note payable to EM Industries, Inc. are included in Exhibit 5 hereto.

     The Subordinated Promissory Note payable to the Seller in the amount of $4,700,000 matures on the same day and bears interest at the same rate as the note payable to EM Industries, Inc. Through April 30, 1998, accrued interest is to be added to principal and accrues interest. Thereafter, accrued interest is payable quarterly in arrears. All principal is payable in one payment on the maturity date. This loan is subordinated to the loan payable to the Senior Lender and is secured by a pledge of the Shares pursuant to a stock pledge agreement, junior in priority to the Senior Stock Pledge Agreement in favor of the Senior Lender (the "Subordinated Stock Pledge Agreement"). Copies of the Subordinated Promissory Note payable to the Seller and of the Subordinated
Stock Pledge Agreement are included in Exhibit 4 hereto.

ITEM 4.   PURPOSE OF TRANSACTION.

     The Shares represent approximately 61.1% of the Issuer's outstanding shares of Common Stock, and were purchased by Brunswick for the purpose of acquiring control of the Issuer in order to effect a consolidation of the operations of Brunswick and the Issuer. In this connection, Brunswick is planning to relocate its operations to the Issuer's principal offices in Rockville, Maryland in space subleased from the Issuer. Brunswick intends to propose a merger of Brunswick with or into the Issuer pursuant to which the stockholders of Brunswick will receive shares of Common Stock of the Issuer in exchange for their Brunswick shares based on an exchange ratio to be determined on the basis of the relative values of the shares of Brunswick and the Issuer.

     In connection with the foregoing and in order to obtain the approval of the Issuer's Board of Directors of Brunswick's acquisition of the Shares from the Seller so that the provisions of Section 203 of the Delaware General Corporation Law relating to business combinations will not apply to Brunswick (which approval was obtained on March 15, 1996), Brunswick made certain undertakings (the "Undertaking") to the Issuer's Board, including the following:

     (i) Until the earlier of the merger or the expiration of three years, Brunswick will use its best efforts to cause the Issuer to have at least two qualified independent directors (a director shall not be considered independent if he or she (i) is or at any time within ten years prior to the date of determination was a director, officer or employee of, or a consultant, attorney or advisor to, the Issuer (other than persons who served as independent directors of the Issuer prior to the acquisition) or Brunswick or (ii) has a direct or indirect material ownership interest in, or is an officer, director or employee of an organization with a direct or indirect material ownership interest in, Brunswick);

     (ii) During that period, Brunswick and its stockholders will not enter into any agreement, arrangement or transaction with the Issuer (other than proportionately as a stockholder) unless it is approved by a Special Committee of the Issuer's Board of Directors consisting solely of at least two independent directors;

     (iii)  For a period of three years, Brunswick and its  affiliates will
     not acquire shares of Common Stock of the    Issuer at a price less
     than the $11.00 price per share paid to the Seller except to the extent otherwise approved by a Special Committee; and

     (iv) For a period of three years, Brunswick will not engage in certain business combination transactions with the Issuer, including a merger, unless the transaction is approved by a Special Committee based on an investment banker fairness opinion.

     Brunswick has asked Messrs. James H. Miller and Bruce M. Dresner, who are current directors of the Issuer, to continue as directors. The remaining directors, who will replace the other three directors of the Issuer, each of whom has resigned, are Messrs. Robert G. Foster, Andrew Grinstead and David L. Lougee. Messrs. Dresner and Grinstead would be independent directors of the Issuer for purposes of the foregoing Undertaking. A copy of the Undertaking is included in Exhibit 2 hereto.

     Except as stated above, Brunswick has no plans (i) to change the management of the Issuer, (ii) to sell or transfer any material amount of assets of the Issuer or any of its subsidiaries, although it reserves the right to do so in connection with an ongoing evaluation of the properties and operations of the post-merger consolidated operations, (iii) to make any material change in the present capitalization or dividend policy of the Issuer, (iv) to make any other material change in the Issuer's business or corporate structure, (v) to change the Issuer's charter or bylaws or to take other actions which may impede the acquisition of control of the Issuer by any person, (vi) to cause the Issuer's Common Stock to cease to be authorized to be listed on the Nasdaq National Market System or to become eligible for termination of registration pursuant to
Section 12(g)(4) of the Securities Exchange Act of 1934, as amended, or (vii) to take any action similar to any of the foregoing.

ITEM 5.   INTEREST IN SECURITIES OF THE ISSUER.

     (a) As a result of the transaction described in Items 3 and 4, Brunswick beneficially owns 1,888,126 shares of the Issuer's Common Stock, representing approximately 61.1% of the outstanding shares of Common Stock of the Issuer, based on the number of shares outstanding (3,088,163) as of April 15, 1996. Mr. Miller owns, or has the right to acquire within 60 days, 76,035 shares of the Issuer's Common Stock, representing approximately 2.5% of the outstanding shares of Common Stock of the Issuer, and consisting of 16,035 shares issued to him as compensation and options to acquire 75,000 more shares, of which 60,000 are currently exercisable.

     (b) Brunswick has the sole power to vote the shares of Common Stock of the Issuer owned by it and, subject to the terms of the stock pledge agreements to the Senior Lender and the Seller, to dispose of such shares. No officers or directors of Brunswick own any shares of Common Stock of the Issuer, except Mr. Miller, who has the sole power to vote the shares of Common Stock of the Issuer beneficially owned by him and to dispose of such shares.

     (c) Brunswick has not acquired or disposed of any shares of Common Stock of the Issuer during the past 60 days, except for the purchase of the Shares from the Seller described in Item 3 above. No officers or directors of Brunswick have acquired or disposed of any shares of Common Stock of the Issuer during the past 60 days.

     (d) The Shares purchased from the Seller have been pledged to secure the senior loan obtained to finance the purchase price and to secure the Subordinated Promissory Note delivered to the Seller. Upon the occurrence of an "event of default" under such indebtedness, the Senior Lender or the Seller may have the power to direct the receipt of dividends upon, or the proceeds from the sale of, the Shares pursuant to the terms of their respective stock pledge agreements.